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                                                                EXHIBIT 10(q)(2)

                                 FIRST AMENDMENT
                                     TO THE
                     PEOPLES HERITAGE FINANCIAL GROUP, INC.
                              THRIFT INCENTIVE PLAN

                The Peoples Heritage Financial Group, Inc. Thrift Incentive Plan (the "Plan") was last amended and restated, effective generally, January 1, 1989. The Plan is hereby further amended in the following respects:

                1. The terms used in this Amendment shall have the meanings set forth in the Plan unless the context indicates otherwise.

                2. The first sentence of Section 1.6 is hereby amended to read as follows:

                  "1.6 Beneficiary. The person, trust, estate or other entity designated by the Participant to receive benefits which may be payable on account of the death of a Participant under Article 8; provided, however, that in the case of a married Participant, the Participant's spouse shall be the Beneficiary unless the Participant's spouse waives his or her rights as the Beneficiary, the Participant is legally separated or has been abandoned and the Participant has a court order to such effect, or the Participant's current spouse cannot be located."

                3.  Section 1.16 is hereby amended to read as follows:

                "1.16 Direct Rollover. Direct transfer of all or a portion of the Participant's Vested Interest, as designated by an eligible distributee, to an eligible retirement plan in accordance with the requirements under Section 401(a)(31) of the Code and
                Section 8.10."

                4.  Section 1.17 is hereby amended to read as follows:

                  "1.17 Earnings. The total compensation paid by the Company to the Employee for services rendered while a Participant that constitutes wages as defined in Section 3401(a) of the Code and all other payments made by the Company to an Employee for services rendered while a Participant for which the Company is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or service performed. Notwithstanding the forgoing to the contrary, Earnings (i) shall include elective contributions made by the Company on behalf of an Employee that are not includable in income under Section 125, Section 402(e)(3), or Section 402(h) of the Code; and (ii) shall be reduced by reimbursements or other expense
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                allowances, fringe benefits (cash and non-cash), moving
                expenses, deferred compensation and welfare benefits.

                  Notwithstanding the foregoing to the contrary, effective
                January 1, 1989, the annual Earnings of any Employee in excess of Two Hundred Thousand Dollars ($200,000.00) (or such higher amount as the Secretary of the Treasury may prescribe) shall not be taken into account under the Plan, and, effective January 1, 1994, the annual Earnings of any Employee in excess of One Hundred Fifty Thousand Dollars ($150,000.00) (or such higher amount as the Secretary may prescribe) shall not be taken into account under the Plan. In the event Earnings are determined based on a period of time which contains fewer than twelve (12) calendar months, the annual Earnings limit shall be an amount equal to the annual Earnings limit for the calendar year in which the period begins multiplied by a fraction, the numerator of which is the number of full calendar months and the denominator of which is twelve (12). For purposes of the annual Earnings limit, any Earnings paid to an Employee who is the spouse or a lineal descendant (who has not attained age nineteen
                (19) by the close of the Plan Year) of an Employee who is a five percent owner (as defined in Section 416(i)(1) of the Code) or one of the ten (10) Highly Compensated Employees paid the highest earnings (as defined in Section 4.4) for the Plan Year shall be treated as paid to or on behalf of such five percent owner or Highly Compensated Employee. If Earnings for a prior Plan Year are taken into account for any Plan Year, such Earnings shall be subject to the annual Earnings limit in effect for such prior Plan Year."

                5. Paragraphs (2) through (4) of Section 1.25(b) are hereby amended to read as follows:

                  "(2) Solely for purposes of this Section, the Company shall include all Affiliates, and Earnings shall have the meaning given such term under Section 1.17, but without regard to the annual Earnings limit.

                  (3) For purposes of Paragraph (a)(3) of this Section, the top-paid group shall consist of the top twenty percent of Employees for a Plan Year when ranked on the basis of Earnings. In determining the number of Employees to be included in the top twenty percent and the number of officers to be taken into account under Paragraph (a)(4), Employees described in
                           Section 414(q)(8) of the Code and the regulations promulgated thereunder shall be excluded.

                  (4) If an Employee is a family member of an Employee who owns more than five percent of the Company or of a Highly Compensated Employee who is one of the top ten Employees when ranked on the basis of Earnings for the current Plan Year, such Employee shall not

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                           be treated as a separate Employee, and any Earnings
                           paid to him and any contributions on his behalf shall be treated as paid to (or contributed on behalf of) such five percent owner or Highly Compensated Employee, as the case may be. For purposes of this Paragraph (b)(4), "family member" shall mean a spouse, lineal ascendant, lineal descendant and the spouses of such lineal ascendants and descendants."

                6.  Section 1.33 is hereby amended to read as follows:

                  "1.33  Plan Administrator.  A committee of not less than four individuals appointed by the Board."

                7.  Section 3.2 is hereby amended to read as follows:

                  3.2  Annual Limitation on Salary Deferrals.

                  (a) Effective January 1, 1989, the Salary Deferrals that may be allocated to a Participant's Salary Deferral Contribution Account for any calendar year shall not exceed Seven Thousand Six Hundred Twenty- Seven Dollars ($7,627.00), reduced by the amount of any employer contributions for such year on behalf of such Participant pursuant to an election to defer compensation under any qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement within the meaning of Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, any plan within the meaning of Section 501(c)(18) of the Code and a salary reduction agreement for the purchase of an annuity contract under Section 403(b) of the Code. For purposes of this Section, any Salary Deferrals returned to a Participant pursuant to
                           Section 4.4 shall be disregarded. The dollar limitation of this Section shall be automatically adjusted to reflect any cost of living adjustment made under Section 402(g)(5) of the Code.

                  (b) In the event that the limitation of Paragraph (a) is exceeded with respect to any Participant, not later than April 15 of the following calendar year, the Plan Administrator shall distribute the excess deferral (plus any income and minus any loss allocable thereto), provided that the Plan Administrator has received the notice pre- scribed in Paragraph (c). Excess deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to excess deferrals shall be determined by the same manner in which income or loss is allocated to the Participants' Aggregate Accounts under Article 4 of the Plan.

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                           The amount of excess deferral with respect to a
                           Participant for any calendar year shall be reduced by the amount of any contributions previously distributed to such Participant under Section 3.7 for the Plan Year beginning with or within the calendar year.

                  (c) It shall be the responsibility of the Participant to notify the Plan Administrator of any excess deferral for a calendar year. Such notice shall be in writing; shall specify the amount of the excess deferral; shall state that if the excess deferral is not distributed, such excess shall be includable in the Participant's gross income under Section 402(g) of the Code; and shall be submitted to the Plan Administrator not later than March 1 of the following calendar year. A Participant shall be deemed to have notified the Plan Administrator of an excess deferral to the extent such Participant has an excess deferral for a calendar year, taking into account only Salary Deferrals under the Plan and any other plans of the Company or its Affiliates subject to Section 402(g) of the Code."

                8.  Section 3.3 is hereby amended to read as follows:

                  "3.3 Company Matching Contributions. For each Plan Year, the
                Company shall contribute and allocate to each Participant's Company Matching Contribution Account an amount equal to fifty percent of such Participant's Salary Deferrals under Section 3.1 not in excess of six percent of Earnings; provided, however, no Company Matching Contribution may be made with respect to any excess deferral under Section 3.2, or any Excess Salary Deferral under Section 3.6 or any Salary Deferral which is returned to the Participant pursuant to Section 4.4. The Company shall contribute Company Matching Contributions for a Plan Year to the Trust not later than the date the Company is required to file its federal corporate income tax return (with extensions) with respect to the year in which such Plan Year ends."

                9.  Section 3.4 is hereby amended to read as follows:

                  "3.4 Company Discretionary Contributions. Within twelve months after the end of the Plan Year, the Company, as instructed by the Plan Administrator, may make a qualified nonelective contribution (as defined in Section 401(m)(4)(C) of the Code) on behalf of Non-Highly Compensated Employees in an amount which enables the Plan to satisfy the requirements set forth in
                Section 3.6 or 3.8."

                10.  Section 3.6 is hereby amended to read as follows:

                  "3.6  Limitations on Actual Deferral Percentage.  In the event a Participant

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                who is a Highly Compensated Employee participates in two or more cash or deferred arrangements (under Section 401(k) of the Code) that have different plan years, for purposes of this Section, all such arrangements ending with or within the same calendar year shall be treated as a single arrangement. For purposes of this Section, this Plan and any other Code Section 401(k) plan maintained by the Company or any of its Affiliates shall be treated as a single plan if such plans are treated as one plan for purposes of Section 401(a)(4) or Section 410(b) of the Code or if a Highly Compensated Employee participates in such other plan. Plans may be aggregated to satisfy Section 401(k) of the Code only if such plans have the same Plan Year.

                  (a) The Actual Deferral Percentage for Participants who are Highly Compensated Employees for any Plan Year commencing after December 31, 1986, shall not exceed the greater of:

                           (i) the Actual Deferral Percentage for all other Participants multiplied by 1.25; or

                           (ii) the lesser of the Actual Deferral Percentage for all other Participants multiplied by 2, or the Actual Deferral Percentage for such Participants plus two percent (2%).

                  (b) The sum of the Actual Deferral Percentage for Participants who are Highly Compensated Employees and the Average Contribution Percentage for Participants who are Highly Compensated Employees shall not exceed the greater of:

                           (i) the sum of (1) the greater of the Actual Deferral Percentage for all other Participants multiplied by 1.25 or the Average Contribution Percentage for all other Participants multiplied by 1.25, and
                                    (2) the lesser of the Actual Deferral
                                    Percentage for all other Participants plus 2 or the Average Contribution Percentage for all other Participants plus 2, provided that in no event shall such percentage plus 2 exceed such percentage multiplied by 2.

                           (ii) the sum of (1) the lesser of the Actual Deferral Percentage for all other Participants multiplied by 1.25 or the Average Contribution Percentage for all other Participants multiplied by 1.25, and
                                    (2) the greater of the Actual Deferral
                                    Percentage for all other Participants plus 2 or the Average Contribution Percentage for all other Participants plus 2, provided that in no event shall such percentage plus 2 exceed such percentage multiplied by 2.

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                  Paragraph (b) of this Section shall not apply if the
                respective Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees does not exceed the respective Actual Deferral Percentage and Average Contribution Percentage of all other Participants multiplied by 1.25.

                  For purposes of this Section, Salary Deferrals and Company
                Matching Contributions must be made before the last day of the twelve (12) month period immediately following the Plan Year to which such contributions relate. If a Participant who is a Highly Compensated Employee is subject to the family aggregation provisions of Section 1.25, the individual deferral percentage for such Participant shall be determined in accordance with the applicable regulations under Section 401(k) of the Code. For purposes of this Section, any Salary Deferrals returned to a Participant pursuant to Section 4.4 shall be disregarded.

                  The Company shall maintain records sufficient to demonstrate compliance with this Section and the amount of any Company Matching Contributions used to satisfy this Section. The determination and treatment of the contributions on behalf of any Participant that are taken into account for purposes of this Section shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury."

                11.  Section 3.7 is hereby amended to read as follows:

                  "3.7 Restrictions and Adjustments. The Plan Administrator may
                restrict the deferral percentages elected by Participants if the Plan Administrator determines such restriction is necessary to comply with Section 3.2, Section 3.6, Section 3.11 or Section 4.4.

                  In the event that the Actual Deferral Percentage of the
                Participants who are Highly Compensated Employees for any Plan Year exceeds the limitations prescribed in Paragraph 3.6(a), the Plan Administrator shall, within two and one-half (2 1/2) months after the end of such year, distribute the Excess Salary Deferrals (plus any income and minus any loss allocable thereto) to such Participants on the basis of the respective portions of the Excess Salary Deferrals attributable to each such Participant and shall designate such distribution as a distribution of Excess Salary Deferrals (plus any income and minus any loss allocable thereto). Excess Salary Deferrals shall be allocated to Participants who are subject to the family aggregation rules of Section 414(q)(6) of the Code in the manner prescribed by regulations.

                  The amount of any Excess Salary Deferrals of a Participant who is a Highly Compensated Employee shall be determined by reducing contributions on behalf of all such Participants in the order of their respective individual

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                deferral percentages, beginning with the highest such
                percentage. The amount of Excess Salary Deferrals with respect to a Participant who is a Highly Compensated Employee for any Plan Year shall be reduced by the amount of excess deferrals previously distributed to such Participant under Section 3.2 for the calendar year ending with or within the Plan Year; provided, however, that notwithstanding the distribution of an excess deferral in accordance with Section 3.2 to a Participant who is a Highly Compensated Employee, such distributed amount shall be taken into account under Section 3.6.

                  Excess Salary Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Salary Deferrals shall be determined by the same manner in which income or loss is allocated to Participants' Aggregate Accounts under Article 4 of the Plan.

                  In the event that the sum of the Actual Deferral Percentage for Participants who are Highly Compensated Employees and the Average Contribution Percentage for Participants who are Highly Compensated Employees for any Plan Year exceeds the limitations prescribed in Paragraph 3.6(b), the Plan Administrator shall, within two and one-half (2 1/2) months after the end of such year reduce the Average Contribution Percentage for Participants who are Highly Compensated Employees in the manner prescribed in subsections (g) through (j) of Section 3.8.

                  Notwithstanding the foregoing provisions of this Section to the contrary, in lieu of distributing Excess Salary Deferrals (plus any income and minus any loss allocable thereto) or reducing the Average Contribution Percentage for Participants who are Highly Compensated Employees in the manner prescribed in subsections (g) through (j) of Section 3.8 in order to comply with Paragraph 3.6(b) for any Plan Year, the Company may make qualified nonelective contributions to the Plan as provided in
                Section 3.4."

                12.  Section 3.8 is hereby amended to read as follows:

                  "3.8  Special Rules for Company Matching Contributions.

                  (a) The Average Contribution Percentage for Participants who are Highly Compensated Employees for any Plan Year commencing after December 31, 1986, shall not exceed the greater of:

                           (i) the Average Contribution Percentage for all other Participants multiplied by 1.25; or

                           (ii) the lesser of the Average Contribution Percentage for all other Participants multiplied by 2, or the Average Contribution

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                                    Percentage for such Participants plus two
                                    percent (2%).

                  (b) For purposes of this Section, if two or more qualified plans maintained by the Company or any of its Affiliates are treated as one plan to meet the requirements of Section 401(a)(4), Section 410(b) or
                           Section 401(m) of the Code, such plans shall be treated as a single plan. If a Participant who is a Highly Compensated Employee participates in any other qualified plan maintained by the Company to which Company Matching Contributions or Employee contributions are made, all such contributions for Plan Years ending with or within the same calendar year shall be aggregated for purposes of this Section. If a Participant who is a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy
                           Section 401(m) of the Code only if they have the same plan year.

                  (c) If an Employee is a family member within the meaning of Section 1.25 of a five percent owner (as defined in Section 416(i)(1) of the Code) or of one of the ten (10) Highly Compensated Employees receiving the greatest compensation from the Company during the Plan Year, then the individual contribution percentage attributable to such Employee shall be treated as if it were attributable to the five percent owner or Highly Compensated Employee. An Employee who is a family member with respect to a five percent owner or one of the ten (10) Highly Compensated Employees receiving the greatest compensation from the Company shall not be considered a separate Employee for purposes of determining the Average Contribution Percentage for Participants who are Highly Compensated Employees and the Average Contribution Percentage for all other Participants.

                  (d) To the extent Salary Deferrals are taken into account under this Section, any Salary Deferrals returned to a Participant pursuant to Section 4.4 shall be disregarded.

                  (e) Notwithstanding Section 7.3 to the contrary, any Company Matching Contribution which is attributable to an excess deferral under Section 3.2 or an Excess Salary Deferral shall be forfeited and shall be disregarded for purposes of Paragraph (a) of this Section. Forfeitures shall be used to reduce future Company Matching Contributions.

                  (f) For purposes of this Section, Company Matching Contributions shall

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                           be treated as made for a Plan Year if such
                           contributions are made no later than the end of the twelve (12) month period beginning on the day after the close of the Plan Year. The Company shall maintain records sufficient to demonstrate satisfaction of this Section and the amount of any Salary Deferrals taken into account under this Section. The determination and treatment of the individual contribution percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (g) In the event that the Average Contribution Percentage of the Partici- pants who are Highly Compensated Employees for any Plan Year exceeds the limitation of Paragraph 3.8 (a) above, the Plan Administra- tor shall, within two and one-half (2 1/2) months after the end of such year, distribute the Excess Aggregate Contributions to the extent nonforfeitable (plus any income and minus any loss allocable thereto) to such Participants on the basis of the respective portions of the Excess Aggregate Contributions attributable to each such Participant and shall designate such distribution as a distribution of Excess Aggregate Contributions (plus any income and minus any loss allocable thereto). To the extent the Excess Aggregate Contributions are forfeitable, they shall be forfeited in accordance with the provisions of
                           Section 7.3; provided, however, that forfeitures of Excess Aggregate Contributions may not be allocated to the Aggregate Accounts of Participants whose Company Matching Contributions are reduced pursuant to this paragraph 3.8(g).

                                    Notwithstanding the foregoing provisions of
                           this Section to the contrary, in lieu of distributing Excess Aggregate Contributions to the extent nonforfeitable (plus any income and minus any loss allocable thereto) to Participants who are Highly Compensated Employees or forfeiting Excess Aggregate Contributions (to the extent forfeitable) in order to comply with Paragraph 3.8(a) above for any Plan Year, the Company may make qualified nonelective contributions as provided in Section 3.4.

                  (h) Excess Aggregate Contributions shall be allocated to Participants who are subject to the family aggregation rules of Section 414(q)(6) of the Code in the manner prescribed by regulations.

                  (i) Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions shall be determined by the same manner in which income or loss is allocated to Participants' Aggregate Accounts under Article 4.

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                  (j)      The amount of Excess Aggregate Contributions of any
                           Participant who is a Highly Compensated Employee shall be determined by reducing contributions on behalf of all such Participants in the order of their respective contribution percentages, beginning with the highest such percentage. The determination of the amount of Excess Aggregate Contributions with respect to the Plan shall be made after first determining the amount of excess deferrals under Section 3.2 and second determining the amount of Excess Salary Deferrals under Section 3.6."

                13. Section 3.9 is hereby deleted, and Sections 3.10 and 3.11 are hereby redesignated as Sections 3.9 and 3.10 respectively.

                14. Section 3.9(b), as herein redesignated, is hereby amended by adding the following sentence at the end thereof:

                "The portion of any contribution returned to the Company in accordance with this Section that represents Salary Deferrals shall be paid promptly to the Participants on whose behalf such deferrals were made."

                15. Section 3.10, as herein redesignated, is hereby amended to read as follows:

                  "Rollover Contributions. An Employee who has received an
                eligible rollover distribution (as defined in Section 402(c)(4) of the Code) from an employee's trust described in Section 401(a) of the Code which is exempt from tax under Section 501(a) of the Code may transfer all or any portion of such distribution to the Trust, provided the transfer is made to the Trust not later than the sixtieth (60th) day following the day on which he received such distribution and the amount transferred is $1,000 or more. In addition, an Employee who receives a distribution from an individual retirement account (within the meaning of Section 408(a) of the Code) which is attributable solely to a rollover contribution (as defined in Section 402(c)(5) of the Code) from an employee's trust described in Section 401(a) of the Code which is exempt from tax under Section 501(a) of the Code may transfer the entire amount distributed to the Trust, provided the transfer is made to the Trust not later than the sixtieth (60th) day following the day on which he received such distribution and the amount transferred is $1,000 or more. Notwithstanding the foregoing to the contrary, an Employee who has received an eligible rollover distribution (as hereinabove defined), solely by reason of the death of his spouse, or a distribution from an individual retirement account (as hereinabove defined), which account is attributable solely to a rollover contribution (as hereinabove defined) from an employee's trust described in Section 401(a) of the Code which is exempt from tax under Section 501(a) of the Code of amounts received by reason of the death of his spouse, may not transfer any

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                portion of such distribution to the Trust.

                  A rollover contribution shall be credited to a Rollover
                Contributions Account on behalf of the contributing Employee, and such Employee shall have a fully vested and nonforfeitable interest in his Rollover Contributions Account.

                  An Employee who has made a rollover contribution in accordance with this Section who has not otherwise become a Participant shall become a Participant coincident with such rollover contribution, provided that such Participant shall not have a right to defer Earnings or to share in any Company Matching Contributions until he has otherwise satisfied the eligibility requirements imposed by Article 2."

                16.  Article III is hereby amended by adding the following
Section 3.11 at the end thereof:

                  "3.11 Maximum Contributions. In no event shall the
                contributions made by the Company for any Plan Year exceed the maximum amount which the Company is permitted to deduct for federal income tax purposes or cause the Annual Addition (as defined in Section 4.4) for any Participant to exceed the amount permitted under the Plan."

                17. Paragraph (a)(4) of Section 4.4 is hereby amended to read as follows:

                  "(4) `Maximum Annual Additions' of a Participant for any Limitation Year shall mean the lesser of (A) $30,000 (or, if greater,1/4of the dollar limitation as then in effect under Section 415(b)(1)(A) of the Code for such Limitation Year) or (B) twenty-five percent of such Participant's earnings during such year except the limitation in this Clause (B) shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after a Participant's termination of employment with the Company or an Affiliate which is otherwise treated as an Annual Addition or to any amount otherwise treated as an Annual Addition under Section 415(l)(1) of the Code.

                           For purposes of Clause (B) and except as hereinafter provided, `earnings' shall mean, with respect to a Plan Year, the total compensation paid by the Company to an Employee for services rendered while an Employee that constitutes wages as defined in Section 3401(a) of the Code and all other payments by the Company to an Employee for services rendered while an Employee for which the Company is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code without regard to any rules under Section 3401(a) of the Code that limit the remuneration

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                           included in wages based on the nature or location of
                           the employment or services performed. For Limitation Years beginning after Decem- ber 31, 1991, for purposes of applying the limitations of this Section 4.4, `earnings' for a Limitation Year shall mean the compensation actually paid or includable in gross income during such Limitation Year. Notwithstanding the preceding sentence, `earnings' with respect to a Participant who is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) shall mean the earnings such Participant would have received for the Limitation Year if he or she had been paid at the rate of earnings paid immediately before becoming permanently and totally disabled; provided such imputed earnings may be taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of such Participant are not forfeitable when made."

                18.  Section 4.4(b) is hereby amended to read as follows:

                  "(b) Notwithstanding any other provision in the Plan regarding the allocation of contributions, under no circumstances shall the Annual Additions credited to a Participant's Aggregate Account for any Limitation Year exceed the Maximum Annual Additions for such Participant for such year. If, as a result of a reasonable error in estimating a Participant's Earnings or because of other limited facts and circumstances, the Annual Additions which would be credited to a Participant's Aggregate Account for a Limitation Year would nonetheless exceed the Maximum Annual Additions for such Partici- pant for such year, the excess Annual Additions which, but for this Section, would have been allocated to such Participant's Aggregate Account shall be disposed of as follows:

                           (1) Any such excess Annual Additions in the form of Salary Deferrals, shall, to the extent such amounts would have otherwise been allocated to such Participant's Salary Deferral Contribution Account, be returned to the Participant;

                           (2) Any such excess Annual Additions in the form of Company Matching Contributions remaining in the Plan after the application of Paragraph (b)(1) above, shall, to the extent such amounts would have otherwise been allocated to such Participant's Company Matching Contribution Account, be allocated instead to a suspense account and shall be held therein until used to reduce future Company Matching Contributions in the same manner as a Forfeiture; and

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
                           (3) Any such excess Annual Additions in the form of Company Discretionary Contributions remaining in the Plan after the application of Paragraphs (b)(1) and (2) above, shall be allocated instead to a suspense account and shall be held therein until allocated to such Participant's Salary Deferral Contribution Account in future Limitation Years before any Salary Deferral contributions or Company Discretionary Contributions are made to the Plan on behalf of such Participant."

                19.  Section 6.2(c)(1) is hereby amended to read as follows:

                  "(1) Payment of medical expenses described in Section 213(d) of the Code previously incurred by the Participant, his spouse or dependent (within the meaning of Section 152 of the Code) or payment necessary for such persons to obtain medical care as described in Section 213(d) of the Code;"

                20.  Section 6.2(c)(4) is hereby amended to read as follows:

                  "(4) Payment of tuition, related educational fees and room and board expenses for the next 12 months of post-secondary education for the Participant, his spouse or dependent (within the meaning of Section 152 of the Code); or"

                21. Section 6.3(c) is hereby deleted, and Section 6.3(d) is hereby redesignated as Section 6.3(c).

                22. The last sentence of Section 8.3(a) is hereby amended to read as follows:

                "For purposes of this Paragraph, if the value of the Participant's vested interest in his Company Matching Contribution Account upon terminating employment is zero, such Participant shall be deemed to have received an immediate distribution of such interest."

                23.  Section 8.3(b) is hereby amended to read as follows:

                  "(b) If a Participant terminates employment prior to Normal Retirement Age for any reason other than on account of Disability or death and his Vested Interest at any time has exceeded $3,500, such Participant shall be entitled to receive his Vested Interest in one or more of the forms of benefit provided under Section 8.5(a). A Participant electing to receive a distribution shall forfeit the unvested portion of his Aggregate Account."

                24.  Article 8 is hereby amended by adding the following new
Section 8.10 at the end thereof:

                  "8.10  Direct Rollovers.

                  (a) Effective January 1, 1993, a Participant who is entitled to receive an eligible rollover distribution may elect to have such distribution (or a portion thereof not less than Five Hundred Dollars ($500.00)) made directly to an eligible retirement plan ("direct rollover election").

                                    An alternate payee who is entitled to
                           receive an eligible rollover distribution pursuant to a qualified domestic relations order under Section
                           8.9 and who is the spouse or a former spouse of a Participant may make a direct rollover election as if such alternate payee were the Participant.

                                    A surviving spouse who is entitled to
                           receive an eligible rollover distribution by reason of the Participant's death may make a direct rollover election; provided that such election is restricted to an eligible retirement plan that is an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in
                           Section 408(b) of the Code.

                  (b) No earlier than ninety (90) days and no later than thirty (30) days before an eligible rollover distribution is to be made, the Plan Administrator shall provide the Participant, alternate payee, or surviving spouse, as the case may be, with a written explanation of:

                                    (i)     the rules under which he may make a
                                            direct rollover election;

                                    (ii)    the legal requirement that federal
                                            income tax be withheld from the
                                            distribution if he does not elect a
                                            direct rollover;

                                    (iii)   the rules under which the amount
                                            that he actually receives will not
                                            be subject to federal income tax if
                                            such amount is transferred ("rolled
                                            over") within sixty (60) days after
                                            being received pursuant to Section
                                            402(c) of the Code;

                                    (iv)    the rules, if applicable, for
                                            receiving special income tax
                                            averaging, or capital gain
                                            treatment, under Section 402(d) of
                                            the Code; and

                                    (v)       the Plan provisions under which a
                                              direct rollover election with
                                              respect to one payment in a series
                                              of periodic payments will apply to
                                              all subsequent payments until such
                                              election is changed.

                           Notwithstanding the foregoing to the contrary, if an eligible rollover distribution is one of a series of periodic payments, the explanation required by this Paragraph (b) shall be provided annually as long as such payments continue.

                  (c) A direct rollover election shall be made in such manner and at such time as the Plan Administrator shall prescribe, and shall include:

                                    (i)     the name of the eligible retirement
                                            plan;

                                    (ii)    a statement that such plan is an
                                            eligible retirement plan; and

                                    (iii)   any other information necessary to
                                            permit a direct rollover by the
                                            means selected by the Plan
                                            Administrator.

                                    An election to make a direct rollover with
                           respect to one payment in a series of periodic payments shall apply to all subsequent payments in the series until such election is changed; such change with respect to subsequent payments may be made at any time.

                  (d) Notwithstanding Paragraph (b) to the contrary, if an individual, after receiving the written explanation required by subsection (b) affirmatively elects to make or not make a direct rollover, an eligible rollover distribution may be made less than thirty
                           (30) days after the date such written explanation was given, provided the Plan Administrator has informed such individual, in writing, of his right to a period of at least thirty (30) days to make such election.

                  (e) As used in this Section, the following terms shall have the following meanings:

                                    (i)       `Eligible Retirement Plan' shall
                                               mean

                                              (A)    an individual retirement
                                                     account, described in
                                                     Section 408(a) of the Code;

                                              (B)    an individual retirement
                                                     annuity described in

                                                     Section 408(b) of the Code
                                                     (other than an endowment
                                                     contract);

                                              (C)    a trust described in
                                                     Section 401(a) of the Code
                                                     which is exempt from tax
                                                     under Section 501(a) of the
                                                     Code and which is part of a
                                                     defined contribution plan
                                                     described in Section 414(i)
                                                     of the Code that permits
                                                     rollover contributions; or

                                              (D)    an annuity plan described
                                                     in Section 403(a) of the
                                                     Code.

                                    (ii)      `Eligible Rollover Distribution'
                                              shall mean a distribution from the
                                              Plan of Two Hundred Dollars
                                              ($200.00) or more, excluding the
                                              following:

                                              (A)    a distribution that is one
                                                     of a series of periodic
                                                     payments (not less
                                                     frequently than annually)
                                                     made for a specified period
                                                     of ten (10) years or
                                                     longer, for the
                                                     distributee's life
                                                     expectancy (or the joint
                                                     life expectancy of the
                                                     distributee and his
                                                     designated Beneficiary), or
                                                     for the distributee's life
                                                     (or the joint lives of the
                                                     distributee and his
                                                     designated Beneficiary);

                                              (B)    a required distribution
                                                     pursuant to Section
                                                     401(a)(9) of the Code;

                                              (C)    a return of Salary
                                                     Deferrals pursuant to
                                                     Section 4.4;

                                              (D)    a corrective distribution
                                                     pursuant to Section 3.2,
                                                     3.7 or 3.8."

         25.  Section 9.1 is hereby amended to read as follows:

                  "9.1 Plan Administrator. The general administration of the Plan shall be vested in the Plan Administrator, who shall be a named fiduciary for purposes of Section 402(a)(1) of ERISA. In performing its duties hereunder, the Plan Administrator shall have the fullest discretion permitted by law and shall have all powers granted by the provisions of the Plan except those specifically granted or allocated to the Board, the Trustee and investment manager."

         26.  Section 9.2(i) of the Plan is hereby amended to read as follows:

                  "(i)  To select any investment managers;"

         27.  Section 9.3 is hereby amended to read as follows:

                  "9.3 Delegation of Ministerial Duties. The Plan Administrator may delegate to any of its members or to any Employee or Employees, severally or jointly, the authority to perform any ministerial act in connection with the administration of the Plan."

         28.  Section 12.1(a) is hereby amended to read as follows:

                  "(a) No amendment may be made which would vary the Plan's exclusive purpose of providing benefits to Participants, and their beneficiaries, and defraying reasonable expenses of administering the Plan or which would permit the diversion of any part of the Trust Fund from that exclusive purpose. No amendment shall, except to the extent permit- ted under Section 412(c)(8) of the Code, decrease a Participant's Aggregate Account balance or, except to the extent permitted by regulations, eliminate an optional form of benefit. In addition, no amendment shall have the effect of decreasing a Participant's Vested Interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective."

         29. Section 12.1 is hereby amended by adding the following new paragraph at the end thereof:

                  "(d) If the vesting schedule in effect under the Plan is amended, each Participant who has completed at least three (3) Years of Service may elect to have the vested percentage of such portion of his Aggregate Account determined without regard to such amendment. The Plan Administrator shall promptly give each such Participant written notice of the adoption of any such amendment and the availability of the election to have the vested percentage of such portion of his Aggregate Account determined without regard to such amendment. An election by a Participant shall be in writing and shall be effective if filed with the Plan Administrator at any time during the period beginning with the date such amendment is adopted and ending on the later of (i) the date which is 60 days after the day such amendment is adopted, (ii) the date which is 60 days after the day such amendment becomes effective, or (iii) the date which is 60 days after the day the Participant receives written notice of such amendment. An election once made shall be irrevocable. For purposes of this Section, a Participant shall be considered to have completed 3 Years of Service if the Participant has completed 3 Years of Service prior to the expiration of the period in which an election could be made."

         30. Except as otherwise provided herein, this Amendment shall be effective January 1, 1989.

         IN WITNESS WHEREOF, Peoples Heritage Financial Group, Inc. has caused this Amendment to be executed by its duly authorized officer on this 23rd day of May 1995.

                             PEOPLES HERITAGE FINANCIAL GROUP, INC.

                             By        /s/ Carol L. Mitchell
                                       ----------------------------------------
                                       Name:   Carol L. Mitchell
                                       Title:  Senior Vice President and
                                               General Counsel



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